Exhibit 10.7 OWENS & MINOR, INC. Restricted Stock Agreement THIS AGREEMENT, dated the __ day of _________, 20__, between OWENS & MINOR, INC., a Virginia corporation (the "Company"), and _____________ ("Participant") is made pursuant and subject to the provisions of the Company's 2015 Stock Incentive Plan (the "Plan"). All capitalized terms used herein that are not otherwise defined shall have the same meaning given to them in the Plan. W I T N E S S E T H: 1. Restricted Stock Grant. Pursuant to the provisions of the Plan, on _________, 20__ (the “Date of Grant”), the Company granted to Participant, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, a Stock Award of ______ shares of Common Stock (the “Restricted Stock”). 2. Terms and Conditions. The shares of Restricted Stock evidenced hereby are subject to the following terms and conditions: (a) Restricted Period. Until __________, 20__, (the “Restricted Period”) or the lapse of restrictions as provided in subsection 2(d) hereof, the Restricted Stock shall be subject to the following restrictions: (i) Participant shall not be entitled to receive the certificate or certificates evidencing the Restricted Stock; (ii) Shares of Restricted Stock may not be sold, transferred, assigned, pledged, conveyed, hypothecated or otherwise disposed of; and (iii) Shares of Restricted Stock may be forfeited immediately as provided in subsection 2(d) hereof. Notwithstanding the foregoing, Participant shall be entitled to vote the shares of Restricted Stock and receive dividends thereon while the Restricted Stock is outstanding. Any stock dividends or other shares of Company stock or other property issued in respect of Restricted Stock, including without limitation, shares issued in connection with stock splits and recapitalizations, will be subject to the same restrictions applicable to the Restricted Stock. (b) Custody of Shares of Restricted Stock. Certificates representing the shares of Restricted Stock shall be issued in Participant’s name but shall be held by the Company (or its transfer agent) during the Restricted Period. The Company’s Secretary and its General Counsel shall serve as attorney-in-fact for Participant during the Restricted Period with full power and authority in Participant’s name to assign and convey to the Company any shares of Restricted Stock that Participant forfeits under subsection 2(d) hereof. Each certificate representing shares of Restricted Stock may bear a legend referring to the risk of forfeiture of the shares and stating that such shares are nontransferable until all restrictions have been satisfied and the legend has been removed. (c) Distribution of Restricted Stock. If Participant remains in the continuous employment of the Company or an Affiliate during the entire Restricted Period and otherwise does not forfeit such shares pursuant to subsection 2(d) hereof, all restrictions applicable to the shares of Restricted Stock shall lapse upon expiration of the Restricted Period and a certificate or certificates representing the shares of Common Stock that were granted to Participant in the form of shares of Restricted Stock shall be delivered to Participant. (d) Lapse of Restrictions or Forfeiture. (i) Death. If Participant’s employment with the Company and its Affiliates is terminated before the expiration of the Restricted Period by reason of Participant’s death, all restrictions applicable to the shares of Restricted Stock shall immediately lapse on the date of Participant’s death and the certificate or certificates representing the shares of Common Stock shall be delivered to Participant’s estate. (ii) Disability. If Participant’s employment with the Company and its Affiliates is terminated before the expiration of the Restricted Period by reason of “total and permanent disability” (as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”)), all restrictions on a pro rata number of shares of Restricted Stock shall lapse. The “pro rata number” shall be the number of shares of Restricted Stock multiplied by a fraction, the numerator of which is the number of months (including a fractional month) of Participant’s employment after the Date of Grant and the denominator of which is 36. The certificate or certificates representing the shares of Common Stock upon which the restrictions have lapsed shall be delivered to Participant. (iii) Retirement. If Participant’s employment with the Company and its Affiliates is terminated before the expiration of the Restricted Period by reason of retirement (defined below), all shares of Restricted Stock shall be forfeited immediately and all rights of Participant to such shares shall terminate immediately without further obligation on the part of the Company. Notwithstanding the foregoing, if Participant’s service to the Company or an Affiliate continues from and after the date of retirement through (i) membership on the Board, (ii) a written consulting services arrangement with the Company or an Affiliate or (iii) at the discretion of the Company, a written confidentiality and non-solicitation agreement with the Company (“Post-Retirement Service”), shares of Restricted Stock shall not be forfeited but shall continue to be held by the Company until the earlier of (i) the end of the Restricted Period at which time such shares shall be delivered to the Participant or (ii) the date Participant ceases to provide Post-Retirement Service at which time such shares shall be forfeited. For purposes of this Section 2(d)(iii), retirement shall mean severance from the employment of the Company and its

Affiliates (i) at or after the attainment of age 55 and after completing a number of years of service (the total years of service credited to Participant for purposes of determining vested or nontransferable interest in a defined benefit pension plan maintained by the Company or an Affiliate which satisfies the requirements of Section 401(a) of the Code) that, when added to Participant’s age at the time of severance from employment, equals at least 65 or (ii) at or after the attainment of age 65. (iv) Termination of Employment by Company or Affiliate. (a) With Cause. If the Company or an Affiliate terminates Participant’s employment with the Company and its Affiliates with “cause,” all shares of Restricted Stock shall be forfeited immediately and all rights of Participant to such shares shall terminate immediately without further obligation on the part of the Company. For purposes of this Agreement, “cause” means: (i) misappropriation, theft or embezzlement of funds or property from the Company or an Affiliate or securing or attempting to secure personally any profit in connection with any transaction entered into on behalf of the Company or an Affiliate, (ii) conviction of, or entry of a plea of “nolo contendere” with respect to, a felony which, in the reasonable opinion of the Company, is likely to cause material harm to the Company’s or an Affiliate’s business, customer or supplier relations, financial condition or prospects, (iii) violation of the Company’s Code of Honor or any successor code of conduct; or (iv) failure to substantially perform (other than by reason of illness or temporary disability, regardless of whether such temporary disability is or becomes a total and permanent disability (as defined in paragraph 2(d)(ii) above), or by reason of approved leave of absence) the duties of Participant’s job. (b) Without Cause. If Participant’s employment with the Company and its Affiliates is terminated by the Company or an Affiliate without “cause,” all restrictions on a pro rata number of shares of Restricted Stock shall lapse. The “pro rata number” shall be the number of shares of Restricted Stock multiplied by a fraction, the numerator of which is the number of months (including a fractional month) of Participant’s employment after the Date of Grant and denominator of which is 36. The certificate or certificates representing the shares of Common Stock upon which the restrictions have lapsed shall be delivered to Participant. (v) Termination of Employment by Participant. If Participant resigns from employment with the Company and its Affiliates before the expiration of the Restricted Period, without regard to the reason for such resignation (other than death, disability or retirement as provided in subsections (i), (ii) and (iii) above), all of the shares of Restricted Stock shall be forfeited immediately and all rights of Participant to such shares shall terminate immediately without further obligation on the part of the Company.

(vi) Change in Control. (a) If, upon a Change in Control, (i) the Restricted Stock is assumed by, or a substitute award granted by, the surviving entity (together with its Related Entities, the “Surviving Entity”) in the Change in Control (such assumed or substituted award to be of the same type of award as this Restricted Stock with a value as of the Control Change Date substantially equal to the value of this Restricted Stock) and (ii) within 24 months of the Control Change Date, Participant’s employment with the Surviving Entity is terminated by the Surviving Entity without Cause (defined below) or by Participant for Good Reason (defined below), all restrictions applicable to the shares of Restricted Stock shall immediately lapse on the date of employment termination and the certificate or certificates representing the shares of Common Stock upon which the restrictions have lapsed shall be delivered to Participant. (b) For purposes of this subsection 2(d)(vi), “Cause” shall mean (i) the willful and continued failure by Participant to substantially perform his or her duties with the Surviving Entity (other than any such failure resulting from Participant’s incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Participant by the Surviving Entity, which demand specifically identifies the manner in which the Surviving Entity believes that Participant has not substantially performed his or her duties, or (ii) the willful engaging by Participant in conduct which is demonstrably and materially injurious to the Surviving Entity, monetarily or otherwise. For purposes of this paragraph, no act, or failure to act, on Participant’s part shall be deemed "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Surviving Entity. (c) For purposes of this Section 2(d)(vi), “Good Reason” shall have the meaning given to such term in the Executive Severance Agreement between Participant and the Company effective July 1, 2015, as such agreement from time to time may be amended, modified, extended or replaced by a successor agreement or plan. (d) If, upon a Change in Control, the Restricted Stock is not assumed by, or a substitute award granted by, the Surviving Entity in the Change in Control as provided in subsection 2(d)(vi)(a) above, all restrictions applicable to the shares of Restricted Stock shall immediately lapse on the Control Change Date and the certificate or certificates representing the shares of Common Stock upon which the restrictions have lapsed shall be delivered to Participant. 3. Recoupment Policy. Notwithstanding any other provision in this Agreement to the contrary, the Stock Award and underlying Restricted Stock granted under this Agreement are subject to recoupment by the Company in accordance with the Company’s Policy on Recoupment of Executive Incentive Compensation in effect on the date of this Agreement, as such policy is interpreted and applied by the Company’s board of directors. 4. Governing Law. This Agreement shall be governed by the laws of the Commonwealth of Virginia. 5. No Right to Continued Employment. The grant of Restricted Stock hereunder does not confer upon Participant any right with respect to continuance of employment by the Company or an Affiliate, nor shall it interfere in any way with the right of the Company or an Affiliate to terminate his employment at any time. 6. Change in Capital Structure. The terms of this award shall be adjusted as the Committee determines is equitably required in the event the Company effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization. 7. Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the date hereof and the provisions of this Agreement, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof. 8. Participant Bound by Plan. Participant hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. 9. Binding Effect. Subject to the limitations stated above and in the Plan, this Agreement shall be binding upon and inure to the benefit of the legatees, distributees and personal representatives of Participant and the successors of the Company.

IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by a duly authorized officer and Participant has affixed his or her signature hereto. OWENS & MINOR, INC. By: PARTICIPANT ____________________________________ Name:______________________________ 26333.000083 RICHMOND 1439057v2